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                                                                   EXHIBIT 10.25

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[LOGO OF RAINMAKER]                                      Business Rules Approval

1.   Approval

     This document provides approval from both parties in adherence to the Operational Plan / Business Rules Documents (Schedule IV of the Services Sales Outsourcing Partner Agreement). Any changes or additions made to the Business Rules Document require the signed approval of both parties.

1.1. Description of Business Rules Document Modifications

     Please detail the modification and/or additions made to the Business Rules Document. Reference all Sections Page and/or Attachment numbers.

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     Added Section 5 - Sales - Non-Packaged Services

     5.1. Openview Support Agreement Re-Activations

        Program Description: Re-Activate ("Return to Support") Openview support agreements that have expired, per list provided as well as periodic list updates.

          (a) Training: HP [ ] will be responsible for providing training for HPe telemarketing team to understand how to sell Openview support agreements.
          (b) Incentive Program: HP [ ] will be responsible for incentive program elements and business rules. The elements, as described below, will be combined as an offer to customers returning to service. The program will define the rules for these combinations, but at no time will a customer receive all these elements as an offer.
               (i)   Waive return to support fee
               (ii)  One year 8X5 support at 10% discount
               (iii) Free patch analysis service call
               (iv)  Free upgrade from 8X5 to 7x24 support
               (v)   Free 6 months added to contract

Order Management
          (c) Order Capture/P.O. Transfer: Rainmaker (HPe) is responsible for generating the sale and capturing the customers hard copy P.O. which will then be faxed daily to HP [ ].
          (d) Booking Orders: HP [ ] will be responsible for booking the orders and creating new agreements based on the customer PO.

Pricing - Sales - Based on pay-for-performance
          (e) Rainmaker will be compensated for each P.O. received from the end-user at a rate of [ ]% of the sales price of the contract.

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Rainmaker Systems           HPE Business Rules          Change Approved 9/5/2002

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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[LOGO OF RAINMAKER]                                      Business Rules Approval

Data Requirements - HP provide data as follows:

          (a) Contract Data - Contract ID, Service Description, Covered Product Description, Duration, Contract Expiration Date, Price for Renewal.
          (b) Complete Contact Data-- Company Name, Complete Address, Customer Contact Name, Complete Address, Phone (Fax, Email - as available)
Escalations - Customer situations, leads or special pricing that may require the attention, involvement or special approval from HP shall be referred first to [ ] at [ ] or if [ ] is not available, to [ ].

Data Profiling - In the event that Complete Contact Data is not available, or as directed under a project agreement, Rainmaker will offer a data profiling campaign at a rate of $[ ] per incomplete record, aggregated by company to capture the missing data and update the missing fields of information. This program is available for portions of the data on an as needed basis.

Program Execution - Standalone Re-activation Program

          (a) Sales and Marketing activities - including outbound sales calls and business communications geared toward driving sales and contract resolution.
          (b)  Reporting -
                    i. Reasons for Non-Renewal where contact with customer has been made.
                    ii. Daily fax transfer of P.O.s received (fax number to be provided)
                    iii. Daily and Monthly Sales Report
                    iv.  Weekly status meeting
                    v.   60 day program review - initial milestone
                    vi.  Quarterly Business Review

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Rainmaker Systems           HPE Business Rules          Change Approved 9/5/2002

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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[LOGO OF RAINMAKER]                                      Business Rules Approval

Sign-Off


Hewlett Packard            SGBU Services

-------------------------- -------------------------- --------------------------
Signature                  Print                      Date
-------------------------- -------------------------- --------------------------

  /s/ Bob Gannon           Bob Gannon,                9/05/02
                           Hewlett Packard
                           SGBU Services

Rainmaker Systems

-------------------------- -------------------------- --------------------------
Signature                  Print                      Date
-------------------------- -------------------------- --------------------------

  /s/ Martin Hernandez     Martin Hernandez           9/05/02

------------------------- ------------------------------------------------------
Rainmaker Systems           HPE Business Rules          Change Approved 9/5/2002

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by brackets "[ ]." A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.